                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8382

                         SCUDDER STRATEGIC INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Income Trust

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 11/30/04
Scudder Strategic Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	16.69%	15.24%	12.16%	12.40%
Based on Market Price	1.73%	13.22%	9.48%	11.36%
CS First Boston High Yield Index(b)	12.85%	13.34%	8.11%	8.58%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	9.29%	10.36%	8.25%	8.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/04	As of 11/30/03
Net Asset Value	$ 13.70	$ 12.73
Market Price	$ 13.32	$ 14.25
Distribution Information
Twelve Months: Income Dividends as of 11/30/04	$ 1.08
November Income Dividend	$ .0900
Current Annualized Distribution Rate (based on net asset value) as of 11/30/04+	7.91%
Current Annualized Distribution Rate (based on market price) as of 11/30/04+	8.11%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The blended index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Strategic Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as sub-advisor to the fund, effective September 2, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time to time for management.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund team in 2000.

Over 14 years of investment industry experience.

PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund team in 2002.

Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

Head of Fixed Income Enhanced Strategies & Mutual Funds Group, portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

MBA, Yale University.

Brett Diment

Managing Director of Deutsche Asset Management.

Joined Deutsche Asset Management in 1991 and the fund team in 2002.

Over 13 years of investment industry experience.

Head of emerging market debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

MSc, Georgetown University.

Joined the fund team in 2002.

In the following interview, Lead Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Trust's most recent fiscal year ended November 30, 2004.

Q:  How did the fund perform over the 12-month period ended November 30?

A:  For the 12-month period, the fund returned 16.69% based on net asset value. The fund's total return based on its market price was 1.73%. The fund's benchmark, the unmanaged CS First Boston High Yield Index, returned 12.85%. Though the fund's net asset value performed well during 2004, its market price traded at a discount, reflective of general market conditions during the year. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  The past 12 months provided a healthy fixed-income environment, and an especially favorable one for emerging-markets and high-yield bonds. This occurred even as the US Federal Reserve (the Fed) declared in early April that it would change its extremely accommodative stance, hinting that it would soon begin to raise short-term interest rates. At first the fixed-income markets overreacted to the Fed's announcement, and bond prices declined sharply as yields spiked. But investors gradually regrouped, realizing that growth was not sufficiently strong to cause the Fed to move as aggressively as it had in 1994 (when at one meeting the Fed raised short-term interest rates 75 basis points) to ward off a resurgence in inflation. In turn, high-yield and emerging-markets yield interest rate spreads compared with Treasuries gradually tightened and security prices for the two sectors rose. Thus, the past 12 months were a positive environment for so-called "spread sectors" such as high-yield and emerging-markets bonds because there has been just enough economic recovery present to (1) keep the corporate balance sheets of high-yield issuers healthy and (2) keep the "carry trade" profitable for emerging-markets investors.1 In addition, the fact that central banks around the world could raise interest rates at a measured pace rather than an aggressive pace helped the fundamental outlook for emerging-markets countries.

1 Spread sectors: where fixed-income investors measure the difference, or spread, between Treasury bond rates and other sectors such as high-yield and emerging-markets bonds. Carry trade: where investors borrow short-term and invest longer-term in fixed-income instruments such as emerging-markets bonds to pursue higher yields.

Q:  Will you comment on how country-specific events have affected emerging-markets performance?

A:  In the early part of the period, all eyes were fixed on Brazil to see whether President Lula could succeed at his "tightrope walk" of reigning in inflation without suffocating economic growth. The news was as good as could have been hoped for — so far, the Lula administration's monetary and fiscal policies have worked well. As Brazil's performance sets the tone for the emerging markets, its success has sown additional confidence among emerging-markets investors. In addition, sharp increases in crude oil prices have boosted the balance sheets of several emerging-markets countries, most notably Russia. And Turkey benefited from demonstrable progress toward eventually joining the European Economic Union. Our strong positioning in emerging markets has been reinforced by the fact that the ongoing political unrest over election results in the Ukraine has had no significant impact on emerging-markets prices in other parts of the world. The primary unfavorable news for the emerging markets during the period came from the Kirchner administration in Argentina. President Kirchner has been far less sensitive to market interests than his counterpart in Brazil has been. Kirchner initially offered quite unattractive terms for the restructuring of Argentina's defaulted debt, and while his stance has since softened moderately, we continue to await the results of ongoing debt negotiations. The fund has a small position in Argentinian debt, which we acquired after the country declared bankruptcy. This position has performed well for the fund thus far.

Q:  How did the fund's allocations and country selection affect performance?

A:  Throughout the period, the fund maintained an approximately 50/50 balance between its high-yield and emerging-markets portfolio allocations. Each of these positions significantly helped performance during some portion of the period. In the emerging-markets area, country selection also boosted performance. Early in the period, the fund emphasized lower-quality emerging-markets credits because of our positive outlook on the sector. When we decided that the market had become fairly valued, we began to focus on short-term "tactical" trades within particular countries. This strategy also worked well for the fund.

Q:  Will you comment on leverage employed by the fund over the period?

A:  During the period, we maintained the fund's use of leverage afforded by the closed-end structure at approximately 25% of portfolio assets. In employing leverage, the fund borrows money through a bank loan at short-term interest rates and then invests the proceeds in longer-term securities. This leverage helped performance during the period for two reasons: First, we have been able to borrow short-term at historically low rates of interest and then reinvest in significantly higher-yielding securities. Second, because we are able to hold more longer-term instruments in the portfolio through the use of leverage, fund performance has benefited even more from declines in longer-term rates, which boosted the prices of high-yield and emerging-markets bonds held in the portfolio.

Q:  How do you assess emerging markets and the high-yield market at present?

A:  At the moment, we are reasonably confident that inflation will not be a major obstacle to favorable fixed-income performance. This is because US wages are stable, and also because major corporations can still export labor to countries where it is less expensive. This means that there is plenty of room for worldwide economic recovery without significant wage and price inflation. In turn, the Fed can move at a measured pace to raise short-term interest rates. This policy continues to be favorable for the bond market.

Going forward, we will carefully monitor the statements and actions of the Fed as well as those of other major central banks. We believe that Scudder Strategic Income Trust remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Portfolio Composition (Excludes Securities Lending Collateral)	11/30/04	11/30/03

Foreign Bonds — US$ Denominated	47%	47%
Corporate Bonds	38%	43%
Foreign Bonds — Non US$ Denominated	11%	7%
Cash Equivalents	3%	2%
Loan Participation	1%	—
Convertible Bonds	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a percentage of Corporate and Foreign Bonds)	11/30/04	11/30/03

Sovereign Bonds	48%	44%
Consumer Discretionary	12%	13%
Materials	9%	7%
Telecommunication Services	8%	7%
Industrials	7%	8%
Financials	5%	4%
Energy	4%	9%
Utilities	2%	3%
Health Care	2%	2%
Consumer Staples	2%	2%
Information Technology	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	11/30/03

A	—	3%
BBB	16%	14%
BB	35%	24%
B	33%	48%
Below B	12%	8%
Not rated	4%	3%
	100%	100%
Interest Rate Sensitivity	11/30/04	11/30/03

Average Maturity	11.9 years	11.0 years
Duration	6.9 years	6.4 years

Portfolio composition, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 49.0%
Consumer Discretionary 13.0%
Adesa, Inc., 7.625%, 6/15/2012	45,000	47,250
AMC Entertainment, Inc., 8.0%, 3/1/2014	95,000	93,575
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	90,000	91,350
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	104,000	99,840
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	85,000	79,050
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (d)	60,000	63,450
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,000
Carrols Corp., 9.5%, 12/1/2008	55,000	56,815
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	200,000	136,500
9.625%, 11/15/2009 (d)	150,000	124,500
10.25%, 9/15/2010 (d)	250,000	261,250
CSC Holdings, Inc., 7.875%, 12/15/2007	90,000	95,850
Dex Media East LLC/Financial, 12.125%, 11/15/2012	288,000	351,360
DIMON, Inc.:
7.75%, 6/1/2013	35,000	36,312
Series B, 9.625%, 10/15/2011	220,000	239,250
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	35,000	35,612
Series B, 9.0%, 5/1/2009	15,000	19,044
Series D, 9.0%, 5/1/2009 (d)	45,000	43,088
EchoStar DBS Corp.:
6.375%, 10/1/2011	15,000	15,338
144A, 6.625%, 10/1/2014	45,000	45,562
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	35,000	22,925
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	32,625
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (d)	110,000	107,800
General Motors Corp., 8.25%, 7/15/2023	65,000	66,297
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	75,000	63,000
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	80,000	57,700
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008 (d)	69,068	64,665
Jacobs Entertainment Co., 11.875%, 2/1/2009	160,000	180,400
Kellwood Co., 7.625%, 10/15/2017	15,000	16,247
Levi Strauss & Co.:
7.0%, 11/1/2006 (d)	70,000	71,050
12.25%, 12/15/2012 (d)	45,000	47,475
Mediacom LLC, 9.5%, 1/15/2013 (d)	155,000	151,512
MGM MIRAGE:
8.375%, 2/1/2011 (d)	140,000	157,150
9.75% , 6/1/2007 (d)	15,000	16,631
Mothers Work, Inc., 11.25%, 8/1/2010	25,000	24,500
NCL Corp., 144A, 10.625%, 7/15/2014	95,000	97,375
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	80,000	59,400
Paxson Communications Corp., 10.75%, 7/15/2008 (d)	65,000	66,788
PEI Holding, Inc., 11.0%, 3/15/2010	80,000	92,800
Petro Stopping Centers, 9.0%, 2/15/2012	130,000	137,150
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	20,000	21,550
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	70,000	75,600
PRIMEDIA, Inc.:
144A, 7.665%**, 5/15/2010	120,000	123,600
8.875%, 5/15/2011	65,000	66,950
Remington Arms Co., Inc., 10.5%, 2/1/2011 (d)	65,000	60,450
Renaissance Media Group LLC, 10.0%, 4/15/2008	80,000	82,800
Rent-Way, Inc., 11.875%, 6/15/2010	55,000	62,150
Restaurant Co., 11.25%, 5/15/2008	101,338	101,844
Sbarro, Inc., 11.0%, 9/15/2009 (d)	65,000	65,000
Schuler Homes, Inc., 10.5%, 7/15/2011	90,000	102,600
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	180,000	187,650
8.75%, 12/15/2011	125,000	134,062
Sonic Automotive, Inc., 8.625%, 8/15/2013	135,000	145,125
Toys "R" Us, Inc.:
7.375%, 10/15/2018	170,000	159,800
7.875%, 4/15/2013 (d)	65,000	65,569
True Temper Sports, Inc., 8.375%, 9/15/2011	50,000	44,500
Trump Holdings & Funding, 12.625%, 3/15/2010*	65,000	70,200
TRW Automotive, Inc.:
11.0%, 2/15/2013	70,000	84,700
11.75%, 2/15/2013	35,000	55,372
United Auto Group, Inc., 9.625%, 3/15/2012	75,000	83,813
Venetian Casino Resort LLC, 11.0%, 6/15/2010	75,000	85,500
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (d)	50,000	49,750
Visteon Corp.:
7.0%, 3/10/2014 (d)	80,000	74,600
8.25%, 8/1/2010 (d)	65,000	66,950
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	65,000	69,713
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	145,000	143,550
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (d)	70,000	66,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	160,000	157,200
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	96,321	97,405
Young Broadcasting, Inc., 8.75%, 1/15/2014 (d)	129,000	126,742
		6,233,081
Consumer Staples 1.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	37,000	38,526
Duane Reade, Inc., 144A, 9.75%, 8/1/2011 (d)	90,000	84,150
Gold Kist, Inc., 10.25%, 3/15/2014	1,000	1,160
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	70,000	25,200
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	35,000	36,225
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013 (d)	70,000	63,350
144A, 8.25%, 12/1/2013	35,000	31,675
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012 (d)	30,000	31,650
Revlon Consumer Products Corp., 9.0%, 11/1/2006	85,000	84,362
Rite Aid Corp.:
6.875%, 8/15/2013 (d)	89,000	80,990
11.25%, 7/1/2008	110,000	119,900
Standard Commercial Corp., 8.0%, 4/15/2012	45,000	46,238
Swift & Co., 12.5%, 1/1/2010	70,000	78,838
Wornick Co., 144A, 10.875%, 7/15/2011	70,000	76,650
		798,914
Energy 3.4%
Avista Corp., 9.75%, 6/1/2008	120,000	139,412
Chesapeake Energy Corp.:
6.875%, 1/15/2016	65,000	68,575
9.0%, 8/15/2012	35,000	40,250
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	35,000	35,350
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (d)	20,000	19,300
7.125%, 5/15/2018 (d)	90,000	80,325
7.625%, 10/15/2026 (d)	30,000	26,025
144A, 9.875%, 7/15/2010	100,000	113,000
Edison Mission Energy, 7.73%, 6/15/2009 (d)	170,000	182,325
El Paso Production Holding Corp., 7.75%, 6/1/2013	105,000	109,462
Mission Resources Corp., 9.875%, 4/1/2011	80,000	86,000
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	100,000	101,500
Pemex Project Funding Master Trust, 6.375%, 8/5/2016	170,000	238,550
Southern Natural Gas, 8.875%, 3/15/2010 (d)	55,000	62,013
Stone Energy Corp., 8.25%, 12/15/2011	115,000	125,350
Williams Cos., Inc.:
8.125%, 3/15/2012 (d)	115,000	132,825
8.75%, 3/15/2032	65,000	75,075
		1,635,337
Financials 4.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	70,000	47,250
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	125,000	128,750
Ahold Finance USA, Inc., 6.25%, 5/1/2009	115,000	119,313
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	48,000	51,360
AmeriCredit Corp., 9.25%, 5/1/2009	175,000	186,375
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,045
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	125,000	128,125
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	135,000	144,112
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	150,000	173,676
FINOVA Group, Inc., 7.5%, 11/15/2009	733,650	352,152
Poster Financial Group, Inc., 8.75%, 12/1/2011 (d)	85,000	87,338
PXRE Capital Trust I, 8.85%, 2/1/2027	70,000	69,825
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	100,000	81,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	25,000	29,875
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	20,000	21,450
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	110,000	96,800
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	50,000	38,750
UGS Corp., 144A, 10.0%, 6/1/2012	40,000	45,600
Universal City Development, 11.75%, 4/1/2010	125,000	145,000
		1,970,796
Health Care 1.7%
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	75,000	77,250
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,463
Curative Health Services, Inc., 10.75%, 5/1/2011	35,000	28,962
Encore Medical Corp., 144A, 9.75%, 10/1/2012	45,000	45,112
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (d)	75,000	76,125
HEALTHSOUTH Corp., 10.75%, 10/1/2008	120,000	125,700
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (d)	55,000	55,825
Interactive Health LLC, 144A, 7.75%, 4/1/2011	55,000	47,850
National Mentor, Inc., 144A, 9.625%, 12/1/2012	30,000	31,650
Tenet Healthcare Corp., 6.375%, 12/1/2011	320,000	296,800
		801,737
Industrials 7.4%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	65,000	71,175
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	70,000	74,900
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	255,000	233,325
AMI Semiconductor, Inc., 10.75%, 2/1/2013	12,000	14,070
Avondale Mills, Inc.:
144A, 9.02%**, 7/1/2012	85,500	76,950
10.25%, 7/1/2013 (d)	30,000	20,250
Browning-Ferris Industries:
7.4%, 9/15/2035	35,000	30,187
9.25%, 5/1/2021	45,000	47,250
Cenveo Corp., 7.875%, 12/1/2013 (d)	85,000	80,325
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	55,000	61,325
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	155,000	166,625
Collins & Aikman Products Co., 10.75%, 12/31/2011 (d)	125,000	126,562
Congoleum Corp., 8.625%, 8/1/2008*	45,000	41,850
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	80,000	75,600
Cornell Cos., Inc., 10.75%, 7/1/2012	100,000	105,250
Corrections Corp. of America, 9.875%, 5/1/2009	95,000	106,875
Dana Corp.:
7.0%, 3/1/2029	115,000	115,000
9.0%, 8/15/2011	80,000	96,000
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (d)	35,000	19,425
8.3%, 12/15/2029 (d)	50,000	20,750
Eagle-Picher, Inc., 9.75%, 9/1/2013	30,000	30,750
Erico International Corp., 8.875%, 3/1/2012	50,000	52,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	25,000	17,250
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	50,000	49,738
Interface, Inc.:
9.5%, 2/1/2014	15,000	16,200
10.375%, 2/1/2010	30,000	34,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	120,000	134,400
Kansas City Southern:
7.5%, 6/15/2009	145,000	150,981
9.5%, 10/1/2008	95,000	107,588
Laidlaw International, Inc., 10.75%, 6/15/2011	80,000	92,100
Millennium America, Inc.:
7.625%, 11/15/2026 (d)	145,000	142,825
9.25%, 6/15/2008 (d)	135,000	152,212
Motors and Gears, Inc., 10.75%, 11/15/2006	155,000	151,512
Sea Containers Ltd., 10.5%, 5/15/2012	50,000	52,438
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	75,000	75,000
Ship Finance International Ltd., 8.5%, 12/15/2013	95,000	97,969
SPX Corp.:
6.25%, 6/15/2011 (d)	30,000	30,975
7.5%, 1/1/2013	100,000	107,750
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	55,000	55,825
10.375%, 7/1/2012	80,000	89,600
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	50,000	57,750
Thermadyne Holdings Corp., 9.25%, 2/1/2014	60,000	57,600
United Rentals North America, Inc.:
6.5%, 2/15/2012	85,000	83,300
7.0%, 2/15/2014 (d)	70,000	64,925
7.75%, 11/15/2013 (d)	40,000	38,400
Westlake Chemical Corp., 8.75%, 7/15/2011	13,000	14,658
		3,542,190
Information Technology 1.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	80,000	85,200
Itron, Inc., 144A, 7.75%, 5/15/2012	50,000	50,875
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (d)	225,000	192,937
7.25%, 7/15/2006 (d)	30,000	31,350
ON Semiconductor Corp., 13.0%, 5/15/2008 (d)	150,000	171,750
		532,112
Materials 7.3%
Aqua Chemical, Inc., 11.25%, 7/1/2008	90,000	71,550
ARCO Chemical Co., 9.8%, 2/1/2020	360,000	403,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	195,000	145,275
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	75,000	80,625
Constar International, Inc., 11.0%, 12/1/2012 (d)	80,000	82,600
Dayton Superior Corp.:
10.75%, 9/15/2008	75,000	81,750
13.0%, 6/15/2009	170,000	180,200
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	55,000	30,800
Georgia-Pacific Corp.:
8.0%, 1/15/2024	205,000	237,800
9.375%, 2/1/2013	95,000	110,675
Hercules, Inc.:
6.75%, 10/15/2029	60,000	61,950
11.125%, 11/15/2007	90,000	108,000
Hexcel Corp., 9.75%, 1/15/2009	75,000	78,375
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	105,000	124,687
Huntsman LLC, 11.625%, 10/15/2010	115,000	136,850
IMC Global, Inc., 10.875%, 8/1/2013 (d)	10,000	12,600
Intermet Corp., 9.75%, 6/15/2009* (d)	45,000	13,302
International Steel Group, Inc., 6.5%, 4/15/2014	170,000	180,625
MMI Products, Inc., Series B, 11.25%, 4/15/2007	75,000	76,500
Neenah Corp.:
144A, 11.0%, 9/30/2010	136,000	150,280
144A, 13.0%, 9/30/2013	74,730	76,598
Omnova Solutions, Inc., 11.25%, 6/1/2010	105,000	118,125
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (d)	30,000	32,625
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (d)	150,000	60,000
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	20,000	18,000
11.125%, 9/1/2009	100,000	109,500
Portola Packaging, Inc., 8.25%, 2/1/2012 (d)	65,000	49,238
Radnor Holdings Corp., 11.0%, 3/15/2010	90,000	73,800
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	125,000	171,167
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	45,000	46,350
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	15,000	14,925
TriMas Corp., 9.875%, 6/15/2012	230,000	238,050
United States Steel Corp., 9.75%, 5/15/2010	91,000	104,650
United States Steel LLC, 10.75%, 8/1/2008	10,000	11,800
		3,492,472
Telecommunication Services 6.7%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	35,000	35,788
American Cellular Corp., Series B, 10.0%, 8/1/2011	300,000	253,500
American Tower Corp., 144A, 7.125%, 10/15/2012	60,000	60,750
AT&T Corp.:
7.3%, 11/15/2011	70,000	79,800
8.0%, 11/15/2031	80,000	92,700
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	15,000	14,925
8.375%, 1/15/2014 (d)	305,000	304,237
Crown Castle International Corp., 9.375%, 8/1/2011	50,000	56,000
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	45,000	46,013
Dobson Communications Corp., 8.875%, 10/1/2013	110,000	74,800
GCI, Inc., 7.25%, 2/15/2014	75,000	75,000
Insight Midwest LP, 9.75%, 10/1/2009 (d)	45,000	47,137
LCI International, Inc., 7.25%, 6/15/2007	120,000	113,700
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	45,000	40,163
MCI, Inc.:
6.688%, 5/1/2009	125,000	125,938
7.735%, 5/1/2014 (d)	275,000	281,187
Nextel Communications, Inc., 5.95%, 3/15/2014	55,000	55,962
Nextel Partners, Inc., 8.125%, 7/1/2011 (d)	65,000	71,500
Northern Telecom Capital, 7.875%, 6/15/2026	165,000	159,225
PanAmSat Corp., 144A, 9.0%, 8/15/2014	160,000	171,200
Qwest Corp.:
7.25%, 9/15/2025 (d)	410,000	381,300
144A, 7.875%, 9/1/2011	10,000	10,675
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	150,000	177,750
144A, 14.0%, 12/15/2014	120,000	148,200
Rural Cellular Corp., 9.875%, 2/1/2010 (d)	65,000	65,650
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	30,000	24,975
Triton PCS, Inc., 8.5%, 6/1/2013	70,000	64,050
Ubiquitel Operating Co., 9.875%, 3/1/2011 (d)	30,000	32,925
US Unwired, Inc., Series B, 10.0%, 6/15/2012	90,000	99,225
Western Wireless Corp., 9.25%, 7/15/2013 (d)	15,000	16,200
		3,180,475
Utilities 2.6%
AES Corp., 144A, 8.75%, 5/15/2013	30,000	33,975
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (d)	55,000	62,288
Aquila, Inc., 11.875%, 7/1/2012	30,000	41,700
Calpine Corp.:
8.25%, 8/15/2005 (d)	80,000	79,600
144A, 8.5%, 7/15/2010 (d)	125,000	99,063
CMS Energy Corp., 8.5%, 4/15/2011	30,000	34,125
DPL, Inc., 6.875%, 9/1/2011	205,000	222,937
Midwest Generation LLC, 8.75%, 5/1/2034	45,000	51,019
Mission Energy Holding Co., 13.5%, 7/15/2008	15,000	18,806
NorthWestern Corp., 144A, 5.875%, 11/1/2014	30,000	30,603
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	250,000	276,250
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011 (d)	80,000	92,200
10.0%, 10/1/2009	70,000	84,000
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010 (d)	105,000	112,350
		1,238,916
Total Corporate Bonds (Cost $22,843,074)		23,426,030
Foreign Bonds — US$ Denominated 61.2%
Consumer Discretionary 2.1%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	60,000	62,700
Antenna TV SA, 9.0%, 8/1/2007	61,000	61,457
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	30,000	31,950
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	125,000	141,250
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	130,000	149,500
Shaw Communications, Inc.:
7.2%, 12/15/2011	15,000	16,444
7.25%, 4/6/2011 (d)	60,000	65,700
8.25%, 4/11/2010	175,000	199,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	130,000	98,800
Vicap SA, 11.375%, 5/15/2007	30,000	30,375
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	50,000	51,000
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (d)	90,000	87,075
		995,751
Consumer Staples 0.7%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	60,000	67,500
Cosan SA Industria E Comercio, 144A, 9.0%, 11/1/2009	25,000	25,625
Fage Dairy Industry SA, 9.0%, 2/1/2007	215,000	216,075
		309,200
Energy 2.1%
Gazprom OAO, 144A, 9.625%, 3/1/2013	200,000	230,750
Luscar Coal Ltd., 9.75%, 10/15/2011	100,000	113,500
Petroleos Mexicanos SA, 9.5%, 9/15/2027	150,000	184,125
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	355,005	404,706
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	65,000	64,025
		997,106
Financials 1.7%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	467,500
Conproca SA de CV, 12.0%, 6/16/2010	100,000	127,000
Eircom Funding, 8.25%, 8/15/2013	85,000	94,350
Mizuho Financial Group, 8.375%, 12/29/2049	45,000	49,909
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	100,000	89,000
		827,759
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (d)	50,000	51,000
Elan Corp. PLC:
144A, 6.51%**, 11/15/2011	30,000	31,275
144A, 7.75%, 11/15/2011	30,000	31,725
		114,000
Industrials 1.4%
CP Ships Ltd., 10.375%, 7/15/2012	90,000	103,500
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	170,000	179,350
11.75%, 6/15/2009	115,000	117,300
12.5%, 6/15/2012	105,000	119,700
LeGrand SA, 8.5%, 2/15/2025	75,000	87,000
Stena AB:
144A, 7.0%, 12/1/2016	30,000	29,400
9.625% , 12/1/2012	30,000	33,900
		670,150
Information Technology 0.2%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	95,000	92,863
Materials 2.6%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	55,000	56,375
Avecia Group PLC, 11.0%, 7/1/2009	205,000	192,700
Cascades, Inc., 7.25%, 2/15/2013	125,000	133,125
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	98,500
Citigroup Global (Severstal), 8.625%, 2/24/2009	20,000	20,150
Corp. Durango SA:
13.125%, 8/1/2006* (d)	25,000	16,000
144A, 13.75%, 7/15/2009* (d)	55,000	35,200
Crown Euro Holdings SA, 10.875%, 3/1/2013	65,000	76,863
ISPAT Inland ULC, 9.75%, 4/1/2014	100,000	120,750
Rhodia SA:
8.875%, 6/1/2011 (d)	65,000	63,700
10.25%, 6/1/2010 (d)	30,000	33,300
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	45,000	48,600
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	325,000	324,187
		1,219,450
Sovereign Bonds 47.3%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	250,000	294,303
Dominican Republic:
9.04%, 1/23/2013	450,000	385,875
144A, 9.04%, 1/23/2013	40,000	34,300
9.5%, 9/27/2006	100,000	94,625
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, Series 30YR, 3.063%**, 4/15/2024	370,000	327,931
8.875%, 10/14/2019	115,000	115,431
9.25%, 10/22/2010	160,000	174,480
11.0%, 8/17/2040	1,300,000	1,495,650
11.5%, 3/12/2008	270,000	314,280
14.5%, 10/15/2009	1,050,000	1,372,875
Government of Ukraine:
6.875%, 3/4/2011	310,000	302,250
7.65%, 6/11/2013	1,240,000	1,246,200
Republic of Argentina:
9.75%, 9/19/2027*	1,110,000	344,100
9.75%, 9/19/2027*	490,000	157,388
Series BGL4, 11.0%, 10/9/2006*	250,000	82,500
11.375%, 3/15/2010*	990,000	316,800
11.375%, 3/15/2010*	385,000	123,200
Series BGL5, 11.375%, 1/30/2017*	15,000	4,950
11.75%, 4/7/2009*	120,000	38,700
11.75%, 6/15/2015*	120,000	38,400
Series 2018, 12.25%, 6/19/2018*	530,625	167,147
12.375%, 2/21/2012*	100,000	32,250
Republic of Bulgaria, 8.25%, 1/15/2015	1,450,000	1,795,825
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	800,000	686,000
Republic of Peru, 8.375%, 5/3/2016	280,000	294,000
Republic of Philippines:
9.375%, 1/18/2017	840,000	865,200
9.5%, 10/21/2024	260,000	278,200
Republic of Turkey:
7.25%, 3/15/2015 (d)	50,000	50,250
9.0%, 6/30/2011 (d)	45,000	50,175
9.5%, 1/15/2014	260,000	300,300
10.5%, 1/13/2008	360,000	409,050
11.0%, 1/14/2013	300,000	369,750
11.75%, 6/15/2010	460,000	570,400
11.875%, 1/15/2030	1,780,000	2,448,612
12.375%, 6/15/2009	100,000	124,000
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	499	429
Republic of Venezuela:
3.09%**, 4/20/2011	920,000	832,600
5.375%, 8/7/2010	50,000	46,375
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	250,000	243,750
8.5%, 10/8/2014	320,000	332,800
10.75%, 9/19/2013	750,000	888,750
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	2,050,000	2,038,110
11.0%, 7/24/2018	100,000	134,920
12.75%, 6/24/2028	130,000	205,725
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	230,000	211,899
Series VII, 3.0%, 5/14/2011	30,000	24,513
United Mexican States:
Series A, 7.5%, 4/8/2033	600,000	625,200
8.125%, 12/30/2019	870,000	993,975
Series A, 9.875%, 2/1/2010	250,000	305,750
		22,590,193
Telecommunication Services 2.6%
Alestra SA de RL de CV, 8.0%, 6/30/2010	20,000	16,000
Axtel SA, 11.0%, 12/15/2013	105,000	111,562
EMBRATEL, Series B, 11.0%, 12/15/2008	75,000	83,250
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	15,000	11,250
Inmarsat Finance PLC, 7.625%, 6/30/2012	95,000	97,137
Innova S. de R.L., 9.375%, 9/19/2013 (d)	55,000	62,288
INTELSAT, 6.5%, 11/1/2013	105,000	89,513
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	170,000	175,525
Mobifon Holdings BV, 12.5% , 7/31/2010	130,000	154,050
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010 (d)	60,000	61,950
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	25,000	22,750
Nortel Networks Ltd., 6.125%, 2/15/2006	305,000	308,050
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	65,000	63,375
		1,256,700
Utilities 0.3%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	195,000	139,425
Total Foreign Bonds — US$ Denominated (Cost $27,789,807)		29,212,597

Foreign Bonds — Non US$ Denominated 13.8%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	67,210
Industrials 0.3%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	100,000	139,592
Materials 1.0%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	75,000	105,193
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	180,000	276,393
Rhodia SA, 9.25%, 6/1/2011 (d) EUR	65,000	85,550
		467,136
Sovereign Bonds 12.4%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	750,000	1,115,611
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	320,000	499,447
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	18,640,000	1,281,531
Series MI-10, 8.0%, 12/19/2013 MXN	1,159,500	89,243
Republic of Argentina:
7.5%, 5/23/2049* EUR	397,869	153,394
8.0%, 2/26/2008* EUR	200,000	79,767
9.0%, 5/24/2049* EUR	50,000	19,111
12.0%, 9/19/2016* EUR	327,227	129,204
Republic of Colombia, 11.75%, 3/1/2010 COP	830,000,000	337,181
Republic of Peru, 7.5%, 10/14/2014 EUR	280,000	385,647
Republic of Philippines, 9.125%, 2/22/2010 EUR	170,000	235,047
Republic of Romania, 8.5%, 5/8/2012 EUR	937,000	1,590,004
		5,915,187
Total Foreign Bonds — Non US$ Denominated (Cost $5,612,608)		6,589,125

Convertible Bond 0.3%
DIMON, Inc., 6.25%, 3/31/2007	120,000	112,500
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	45,000	44,550
Total Convertible Bond (Cost $157,315)		157,050
	Shares	Value ($)

Preferred Stocks 0.4%
Paxson Communications Corp., 14.25% (PIK)	15	112,478
TNP Enterprises, Inc. 14.5%, "D", (PIK)	540	62,370
Total Preferred Stocks (Cost $189,595)		174,848

Convertible Preferred Stocks 0.5%
Hercules Trust II, 6.50% (Cost $194,063)	270	236,250
	Principal Amount ($)(c)	Value ($)

Loan Participation 0.8%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $371,917)	385,000	381,150

US Government Backed 0.5%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $228,860)	180,000	227,327
	Shares	Value ($)

Securities Lending Collateral 12.4%
Daily Assets Fund Institutional, 2.01% (e) (f) (Cost $5,938,985)	5,938,985	5,938,985

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $1,960,308)	1,960,308	1,960,308
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $65,286,532) (a)	143.0	68,303,670
Notes Payable	(31.4)	(15,000,000)
Other Assets and Liabilities, Net	(11.6)	(5,553,801)
Net Assets	100.0	47,749,869

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	USD	45,000	$ 31,413	$ 41,850
Corp. Durango SA:	13.125	8/1/2006	USD	25,000	12,719	16,000
	13.75	7/15/2009	USD	55,000	51,521	35,200
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	USD	55,000	19,459	30,800
Grupo Iusacell SA de CV	10	7/15/2004	USD	15,000	9,881	11,250
Intermet Corp.	9.75	6/15/2009	USD	45,000	18,450	13,302
Oxford Automotive, Inc.	12	10/15/2010	USD	150,000	99,137	60,000
Republic of Argentina:	7.5	5/23/2049	EUR	397,869	118,995	153,394
	8	2/26/2008	EUR	200,000	63,803	79,767
	9	5/24/2049	EUR	50,000	11,101	19,111
	9.75	9/19/2027	USD	1,110,000	248,625	344,100
	9.75	9/19/2027	USD	490,000	148,475	157,388
	11	10/9/2006	USD	250,000	55,000	82,500
	11.375	3/15/2010	USD	990,000	276,700	316,800
	11.375	3/15/2010	USD	385,000	114,538	123,200
	11.375	1/30/2017	USD	15,000	4,669	4,950
	11.75	4/7/2009	USD	120,000	37,575	38,700
	11.75	6/15/2015	USD	120,000	37,151	38,400
	12	9/19/2016	EUR	327,227	94,660	129,204
	12.25	6/19/2018	USD	530,625	146,042	167,147
	12.375	2/21/2012	USD	100,000	31,375	32,250
Trump Holdings & Funding	12.625	3/15/2010	USD	65,000	66,603	70,200
					$ 1,697,892	$ 1,965,513

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at their current rate as of November 30, 2004.

(a) The cost for federal income tax purposes was $65,488,976. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,814,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,383,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $569,274.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at November 30, 2004 amounted to $5,802,571, which is 12.2% of total net assets.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London Interbank Offered Rate.

PIK denotes that interest or dividend is paid in kind.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments: Investments in securities, at value (cost $57,387,239) — including $5,802,571 of securities loaned	$ 60,404,377
Investment in Scudder Cash Management QP Trust (cost $1,960,308)	1,960,308
Investment in Daily Assets Fund Institutional (cost $5,938,985)*	5,938,985
Total investments in securities, at value (cost $65,286,532)	68,303,670
Cash	69,412
Foreign currency, at value (cost $86,245)	89,992
Receivable for investments sold	189,528
Interest receivable	1,479,250
Unrealized appreciation on forward foreign currency exchange contracts	56,524
Other assets	683
Total assets	70,189,059
Liabilities
Payable for investments purchased	857,362
Notes payable	15,000,000
Dividends payable	4,403
Interest on notes payable	104,092
Payable upon return of securities loaned	5,938,985
Unrealized depreciation on forward foreign currency exchange contracts	361,450
Accrued management fee	34,657
Other accrued expenses and payables	138,241
Total liabilities	22,439,190
Net assets, at value	$ 47,749,869
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	285,545
Net unrealized appreciation (depreciation) on: Investments	3,017,138
Foreign currency related transactions	(287,401)
Accumulated net realized gain (loss)	(1,869,051)
Paid-in capital	46,603,638
Net assets, at value	$ 47,749,869
Net Asset Value
Net asset value per share ($47,749,869 ÷ 3,485,529 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.70

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Income: Interest	$ 4,622,022
Interest — Scudder Cash Management QP Trust	48,800
Securities lending income, including income from Daily Assets Fund Institutional	7,545
Dividends	38,981
Total Income	4,717,348
Expenses: Management fee	385,491
Services to shareholders	26,211
Custodian fees	49,506
Auditing	50,223
Legal	34,758
Trustees' fees and expenses	17,122
Reports to shareholders	39,826
Interest expense	324,781
Stock exchange listing fees	21,805
Other	50,300
Total expenses, before expense reductions	1,000,023
Expense reductions	(1,285)
Total expenses, after expense reductions	998,738
Net investment income	3,718,610
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,090,671
Foreign currency related transactions	(198,880)
1,891,791
Net unrealized appreciation (depreciation) during the period on: Investments	1,739,559
Foreign currency related transactions	(210,295)
1,529,264
Net gain (loss) on investment transactions	3,421,055
Net increase (decrease) in net assets resulting from operations	$ 7,139,665

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2004
Cash Flows from Operating Activities:
Investment income received	$ 4,432,738
Payment of operating expenses	(697,060)
Payment of interest expense	(232,170)
Proceeds from sales and maturities of investments	104,473,963
Purchases of investments	(107,832,936)
Net purchases, sales and maturities of short-term investments	(7,015,530)
Proceeds received for collateral on securities loaned	5,938,985
Cash provided (used) by operating activities	$ (932,010)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 4,750,000
Distributions paid (net of reinvestment of distributions)	(4,033,744)
Cash provided (used) by financing activities	716,256
Increase (decrease) in cash	(215,754)
Cash at beginning of period*	375,158
Cash at end of period*	$ 159,404
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 7,139,665
Net (increase) decrease in cost of investments	(7,396,077)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,739,559)
(Increase) decrease in receivable for investments sold	593,723
(Increase) decrease in interest receivable	(182,603)
(Increase) decrease in other assets	(638)
Increase (decrease) in payable for investments purchased	361,991
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	221,980
Increase (decrease) in interest on notes payable	92,611
Increase (decrease) in other accrued expenses and payables	(23,103)
Cash provided (used) by operating activities	$ (932,010)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 31,009

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income	$ 3,718,610	$ 3,598,316
Net realized gain (loss) on investment transactions	1,891,791	5,191,948
Net unrealized appreciation (depreciation) during the period on investment transactions	1,529,264	647,419
Net increase (decrease) in net assets resulting from operations	7,139,665	9,437,683
Distributions to shareholders from: Net investment income	(3,763,352)	(3,759,898)
Fund share transactions: Reinvestment of distributions	31,009	30,031
Net increase (decrease) in net assets from Fund share transactions	31,009	30,031
Increase (decrease) in net assets	3,407,322	5,707,816
Net assets at beginning of period	44,342,547	38,634,731
Net assets at end of period (including accumulated distributions in excess of net investment income of $285,545 and $235,391, respectively)	$ 47,749,869	$ 44,342,547
Other Information
Shares outstanding at beginning of period	3,482,857	3,480,351
Shares issued to shareholders in reinvestment of distributions	2,672	2,506
Net increase in Fund shares	2,672	2,506
Shares outstanding at end of period	3,485,529	3,482,857

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.73	$ 11.10	$ 11.75	$ 11.97	$ 12.88
Income (loss) from investment operations:
Net investment income[b]	1.07	1.04	1.07	1.23	1.59
Net realized and unrealized gain (loss) on investment transactions	.98	1.67	(.58)	(.01)	(.80)
Total from investment operations	2.05	2.71	.49	1.22	.79
Less distributions from: Net investment income	(1.08)	(1.08)	(1.14)	(1.24)	(1.70)
Tax return of capital	—	—	—	(.20)	—
Total distributions	(1.08)	(1.08)	(1.14)	(1.44)	(1.70)
Net asset value, end of period	$ 13.70	$ 12.73	$ 11.10	$ 11.75	$ 11.97
Market value, end of period	$ 13.32	$ 14.25	$ 10.85	$ 12.09	$ 12.44
Total Return
Based on net asset value (%)[c]	16.69	25.52	4.49	9.89	5.55
Based on market value (%)[c]	1.73	43.74	(.74)	8.73	(.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	44	39	41	42
Ratio of expenses before expense reductions (%)	2.21	2.03	1.74	2.80	3.22
Ratio of expenses after expense reductions (%)	2.20	2.03	1.74	2.79	3.21
Ratio of expenses excluding interest expense (%)	1.49	1.58	1.32	1.40	1.28
Ratio of net investment income (%)	8.20	8.61	9.40	10.23	12.52
Portfolio turnover rate (%)	193	244	184	19	8
Total debt outstanding end of period ($ thousands)	15,000	10,250	8,208	9,407	13,377
Asset coverage per $1,000 of debt[d]	4,183	5,326	5,707	5,341	4,104

[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,665,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (1,665,000)
Net unrealized appreciation (depreciation) on investments	$ 2,814,694

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distributions from ordinary income*	$ 3,763,352	$ 3,759,898

* Included in the Fund's distributions from ordinary income for the year ended November 30, 2004, is $518,390 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions. For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2004. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $105,959,095 and $101,968,180, respectively. Purchases and sales of US Treasury obligations aggregated $2,260,617 and $2,110,940, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2004, the amount charged to the Fund by SISC aggregated $22,881, all of which was paid at November 30, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $667, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the Fund's custodian fees were reduced by $618 for custodian credits earned.

G. Forward Foreign Currency Exchange Contracts

As of November 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	691,028	EUR	548,000	1/27/2005	$ 37,682
USD	335,391	EUR	263,000	1/27/2005	14,337
USD	18,538	EUR	15,047	3/9/2005	1,480
USD	38,808	EUR	31,444	3/9/2005	3,025
Total unrealized appreciation					$ 56,524
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	3,755,000	USD	4,736,933	1/27/2005	$ (256,326)
EUR	278,000	USD	354,595	1/27/2005	(15,079)
EUR	12,941	USD	15,866	3/9/2005	(1,351)
EUR	369,730	USD	453,747	3/9/2005	(38,136)
EUR	52,001	USD	63,129	3/9/2005	(6,052)
EUR	46,491	USD	57,254	3/9/2005	(4,597)
EUR	56,094	USD	68,996	3/9/2005	(5,631)
EUR	51,667	USD	64,042	3/9/2005	(4,695)
EUR	11,194	USD	14,229	3/9/2005	(663)
EUR	14,880	USD	19,140	3/9/2005	(656)
EUR	131,338	USD	169,668	3/9/2005	(5,062)
EUR	54,751	USD	70,906	3/9/2005	(1,934)
EUR	26,723	USD	34,836	3/9/2005	(715)
EUR	15,341	USD	20,370	3/9/2005	(40)
MXN	7,090,000	USD	607,229	1/27/2005	(18,191)
MXN	969,435	USD	82,759	3/9/2005	(2,146)
MXN	63,111	USD	5,352	3/9/2005	(176)
Total unrealized depreciation					$ (361,450)
Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar

H. Borrowings

The notes payable represents a secured loan of $15,000,000 from State Street Bank and Trust Company at November 30, 2004. The note bears interest at the 90-day LIBOR rate plus 0.75% plus dealer fees (3.16% at November 30, 2004) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $13,000,000 at any one time and which was available until January 10, 2004. Effective January 9, 2004, the size of the revolving credit agreement was increased to an amount not to exceed $20,000,000 and which is available until January 7, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2004 was $14,539,617 with a weighted average interest rate of 2.337%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Income Trust (the "Fund"), as of November 30, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Trust at November 30, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

Additional Information

Changes in Trustees and Officers

Effective December 30, 2004, the Board of Trustees increased the size of the Board and appointed William McClayton and Robert H. Wadsworth as Trustees of the fund. Fred B. Renwick retired from the Board of Trustees effective June 29, 2004 in connection with the fund's Annual Meeting of Shareholders.

On September 24, 2004, the Board of Trustees elected Julian F. Sluyters, who also serves as Chief Executive Officer of the fund, as President of the fund, replacing Brenda Lyons. The Board of Trustees also elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 12, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	81123W-101
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Strategic Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         SCUDDER STRATEGIC INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
November 30,     to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $41,257           $0              $7,281           $0
--------------------------------------------------------------------------------
2003              $37,983           $0              $6,617           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 November 30,        Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $281,500                $0                  $0
--------------------------------------------------------------------------------
2003                 $112,900                $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
November 30,      (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004             $7,281              $0               $386,601        $393,882
--------------------------------------------------------------------------------
2003             $6,617              $0              $3,759,685      $3,766,302
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L.
Dunaway(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton
(effective December 30, 2004).

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 8 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------
                                         (a)       (b)       (c)         (d)
                                                           Total
                                                           Number      Maximum
                                                          of Shares   Number of
                                                          Purchased  Shares that
                                                 Average as Part of   May Yet Be
                                        Total     Price   Publicly    Purchased
                                      Number of   Paid    Announced   Under the
                                       Shares      per    Plans or    Plans or
Period                                Purchased*  Share   Programs    Programs
--------------------------------------------------------------------------------

December 1 through December 31, 2003      n/a       n/a      n/a        n/a
January 1 through January 31, 2004        n/a       n/a      n/a        n/a
February 1 through February 29, 2004      n/a       n/a      n/a        n/a
March 1 through March 31, 2004            n/a       n/a      n/a        n/a
April 1 through April 30, 2004            n/a       n/a      n/a        n/a
May 1 through May 31, 2004                n/a       n/a      n/a        n/a
June 1 through June 30, 2004              n/a       n/a      n/a        n/a
July 1 through July 31, 2004              n/a       n/a      n/a        n/a
August 1 through August 31, 2004          n/a       n/a      n/a        n/a
September 1 through September 30, 2004    n/a       n/a      n/a        n/a
October 1 through October 31, 2004        n/a       n/a      n/a        n/a
November 1 through November 30, 2004      n/a       n/a      n/a        n/a

--------------------------------------------------------------------------------
Total                                     n/a       n/a      n/a        n/a
--------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005